Exhibit 99.2

Ovintiv Inc.

Selected Financial Information

(unaudited)

For the year ended December 31, 2023

U.S. Dollar / U.S. Protocol

Condensed Consolidated Statement of Earnings (unaudited)

For the years ended December 31 (US$ millions, except per share amounts)	2023	2022	2021

Revenues
Product and service revenues	$10,661	$14,263	$10,468
Gains (losses) on risk management, net	151	(1,867)	(1,883)
Sublease revenues	71	68	73
Total Revenues	10,883	12,464	8,658

Operating Expenses
Production, mineral and other taxes	342	415	293
Transportation and processing	1,766	1,786	1,616
Operating	859	802	625
Purchased product	2,815	4,055	2,951
Depreciation, depletion and amortization	1,825	1,113	1,190
Accretion of asset retirement obligation	19	18	22
Administrative	393	422	442
Total Operating Expenses	8,019	8,611	7,139
Operating Income (Loss)	2,864	3,853	1,519

Other (Income) Expenses
Interest	355	311	340
Foreign exchange (gain) loss, net	19	15	(23)
Other (gains) losses, net	(20)	(33)	(37)
Total Other (Income) Expenses	354	293	280
Net Earnings (Loss) Before Income Tax	2,510	3,560	1,239
Income tax expense (recovery)	425	(77)	(177)
Net Earnings (Loss)	$2,085	$3,637	$1,416

Net Earnings (Loss) per Share of Common Stock
Basic	$8.02	$14.34	$5.44
Diluted	7.90	14.08	5.32
Weighted Average Shares of Common Stock Outstanding (millions)
Basic	259.9	253.6	260.4
Diluted	263.9	258.4	266.4

Condensed Consolidated Statement of Comprehensive Income (unaudited)

For the years ended December 31 (US$ millions)	2023	2022	2021

Net Earnings (Loss)	$2,085	$3,637	$1,416
Other Comprehensive Income (Loss), Net of Tax
Foreign currency translation adjustment	63	(107)	2
Pension and other post-employment benefit plans	(4)	6	14
Other Comprehensive Income (Loss)	59	(101)	16
Comprehensive Income (Loss)	$2,144	$3,536	$1,432

Ovintiv Inc.	1	Selected Financial Information

Condensed Consolidated Balance Sheet (unaudited)

	As at	As at
	December 31,	December 31,
(US$ millions)	2023	2022

Assets
Current Assets
Cash and cash equivalents	$3	$5
Accounts receivable and accrued revenues (net of allowances
of $5 million (2022: $4 million))	1,442	1,594
Risk management	214	53
Income tax receivable	17	43
	1,676	1,695
Property, Plant and Equipment, at cost:
Oil and natural gas properties, based on full cost accounting
Proved properties	64,084	57,054
Unproved properties	1,486	1,172
Other	907	882
Property, plant and equipment	66,477	59,108
Less: Accumulated depreciation, depletion and amortization	(51,837)	(49,640)
Property, plant and equipment, net	14,640	9,468
Other Assets	1,015	1,004
Risk Management	4	34
Deferred Income Taxes	53	271
Goodwill	2,599	2,584
	$19,987	$15,056

Liabilities and Shareholders’ Equity
Current Liabilities
Accounts payable and accrued liabilities	$2,209	$2,221
Current portion of operating lease liabilities	87	76
Income tax payable	232	4
Risk management	-	86
Current portion of long-term debt	284	393
	2,812	2,780
Long-Term Debt	5,453	3,177
Operating Lease Liabilities	832	814
Other Liabilities and Provisions	132	131
Risk Management	2	-
Asset Retirement Obligation	276	281
Deferred Income Taxes	110	184
	9,617	7,367

Shareholders’ Equity
Share capital - authorized 775 million shares of stock
2023 issued and outstanding: 271.7 million shares (2022: 245.7 million shares)	3	3
Paid in surplus	8,620	7,776
Retained earnings (Accumulated deficit)	697	(1,081)
Accumulated other comprehensive income	1,050	991
Total Shareholders’ Equity	10,370	7,689
	$19,987	$15,056

Ovintiv Inc.	2	Selected Financial Information

Condensed Consolidated Statement of Cash Flows (unaudited)

For the years ended December 31 (US$ millions)	2023	2022	2021

Operating Activities
Net earnings (loss)	$2,085	$3,637	$1,416
Depreciation, depletion and amortization	1,825	1,113	1,190
Accretion of asset retirement obligation	19	18	22
Deferred income taxes	144	(87)	(21)
Unrealized (gain) loss on risk management	(194)	(741)	488
Unrealized foreign exchange (gain) loss	(6)	14	21
Foreign exchange (gain) loss on settlements	6	8	(11)
Other	20	148	104
Net change in other assets and liabilities	(62)	(57)	(39)
Net change in non-cash working capital	330	(187)	(41)
Cash From (Used in) Operating Activities	4,167	3,866	3,129

Investing Activities
Capital expenditures	(2,744)	(1,831)	(1,519)
Acquisitions	(277)	(286)	(11)
Corporate acquisition, net of cash acquired	(3,225)	-	-
Proceeds from divestitures	772	228	1,025
Net change in investments and other	(45)	103	(20)
Cash From (Used in) Investing Activities	(5,519)	(1,786)	(525)

Financing Activities
Net issuance (repayment) of revolving debt	(109)	393	(950)
Issuance of long-term debt	2,278	-	-
Repayment of long-term debt	-	(1,634)	(1,137)
Purchase of shares of common stock	(426)	(719)	(111)
Dividends on shares of common stock	(307)	(239)	(122)
Finance lease payments and other	(77)	(69)	(99)
Cash From (Used in) Financing Activities	1,359	(2,268)	(2,419)

Foreign Exchange Gain (Loss) on Cash, Cash Equivalents
and Restricted Cash Held in Foreign Currency	(9)	(2)	-

Increase (Decrease) in Cash, Cash Equivalents and Restricted Cash	(2)	(190)	185
Cash, Cash Equivalents and Restricted Cash, Beginning of Year	5	195	10
Cash, Cash Equivalents and Restricted Cash, End of Year	$3	$5	$195

Cash, End of Year	$3	$5	$26
Cash Equivalents, End of Year	-	-	169
Restricted Cash, End of Year	-	-	-
Cash, Cash Equivalents and Restricted Cash, End of Year	$3	$5	$195

Ovintiv Inc.	3	Selected Financial Information

Ovintiv Inc.

Supplemental Information

(unaudited)

For the year ended December 31, 2023

U.S. Dollar / U.S. Protocol

Fourth quarter report

for the year ended December 31, 2023

Supplemental Financial Information (unaudited)

Financial Results

	2023					2022
(US$ millions, unless otherwise specified)	Year	Q4	Q3	Q2	Q1	Year	Q4	Q3	Q2	Q1

Net Earnings (Loss)	2,085	856	406	336	487	3,637	1,335	1,186	1,357	(241)

Per share - basic (1)	8.02	3.14	1.48	1.35	1.99	14.34	5.39	4.70	5.28	(0.94)
Per share - diluted (1)	7.90	3.11	1.47	1.34	1.97	14.08	5.30	4.63	5.21	(0.94)

Non-GAAP Adjusted Earnings (2)	1,810	647	481	232	450	1,769	228	353	628	560

Per share - basic (1)	6.96	2.38	1.76	0.93	1.84	6.98	0.92	1.40	2.44	2.18
Per share - diluted (1)	6.86	2.35	1.74	0.93	1.82	6.85	0.91	1.38	2.41	2.18

Non-GAAP Cash Flow (3)	3,899	1,237	1,112	699	851	4,110	895	948	1,224	1,043

Per share - basic (1)	15.00	4.54	4.06	2.80	3.48	16.21	3.62	3.75	4.76	4.05
Per share - diluted (1)	14.77	4.49	4.02	2.79	3.44	15.91	3.55	3.70	4.70	4.05

Foreign Exchange Rates (C$ per US$1)
Average	1.350	1.362	1.341	1.343	1.353	1.301	1.358	1.306	1.277	1.266
Period end	1.323	1.323	1.352	1.324	1.353	1.354	1.354	1.371	1.289	1.250

Non-GAAP Adjusted Earnings Summary

Net Earnings (Loss) Before Income Tax	2,510	1,067	393	437	613	3,560	1,110	1,274	1,422	(246)
Before-tax (Addition) Deduction:
Unrealized gain (loss) on risk management	194	326	(292)	142	18	741	530	710	513	(1,012)
Non-operating foreign exchange gain (loss)	(2)	(9)	17	(15)	5	(14)	10	(20)	(7)	3
Adjusted Earnings (Loss) Before Income Tax	2,318	750	668	310	590	2,833	570	584	916	763
Income tax expense (recovery) (4)	508	103	187	78	140	1,064	342	231	288	203

Non-GAAP Adjusted Earnings (2)	1,810	647	481	232	450	1,769	228	353	628	560

Non-GAAP Cash Flow Summary

Cash From (Used in) Operating Activities	4,167	1,362	906	831	1,068	3,866	875	962	1,344	685
(Add back) Deduct:
Net change in other assets and liabilities	(62)	(31)	(14)	(12)	(5)	(57)	(15)	(17)	(13)	(12)
Net change in non-cash working capital	330	156	(192)	144	222	(187)	(5)	31	133	(346)

Non-GAAP Cash Flow (3)	3,899	1,237	1,112	699	851	4,110	895	948	1,224	1,043

(1) Net Earnings (Loss), Non-GAAP Adjusted Earnings and Non-GAAP Cash Flow per share are calculated using the weighted average number of shares of common stock outstanding as follows:

	2023					2022
(millions)	Year	Q4	Q3	Q2	Q1	Year	Q4	Q3	Q2	Q1

Weighted Average Shares of Common Stock Outstanding

Basic	259.9	272.3	273.7	249.4	244.3	253.6	247.5	252.5	257.2	257.4

Diluted	263.9	275.4	276.3	250.8	247.7	258.4	251.8	256.2	260.6	257.4

(2) Non-GAAP Adjusted Earnings is a non-GAAP measure defined as net earnings (loss) excluding non-cash items that Management believes reduces the comparability of the Company’s financial performance between periods. These items may include, but are not limited to, unrealized gains/losses on risk management, impairments, non‑operating foreign exchange gains/losses, and gains/losses on divestitures. Income taxes includes adjustments to normalize the effect of income taxes calculated using the estimated annual effective income tax rate. In addition, any valuation allowances are excluded in the calculation of income taxes.

(3) Non-GAAP Cash Flow is a non-GAAP measure defined as cash from (used in) operating activities excluding net change in other assets and liabilities, and net change in non-cash working capital.

(4) Calculated using the applicable U.S. federal and state statutory income tax rate of 23.0 percent and the applicable Canadian federal and provincial statutory income tax rate of 23.7 percent (2022 - 23.0 percent and 23.9 percent, respectively).

Financial Metrics

	2023	2022
	Year	Year

Debt to Capitalization	36%	32%
Debt to Adjusted Capitalization (1)	24%	19%
Debt to EBITDA (1)	1.2x	0.7x
Debt to Adjusted EBITDA (1)	1.3x	0.8x

(1) Debt to Adjusted Capitalization, Debt to EBITDA and Debt to Adjusted EBITDA are non-GAAP measures monitored by Management as indicators of the Company’s overall financial strength. Non-GAAP measures are defined and calculated in the Non-GAAP Definitions and Reconciliations document following this Supplemental Information report.

Ovintiv Inc.	1	Supplemental Information (prepared in US$)

Fourth quarter report

for the year ended December 31, 2023

Supplemental Operating Information (unaudited)

Production Volumes by Product

		2023					2022
(average)	% of Oil & NGLs	Year	Q4	Q3	Q2	Q1	Year	Q4	Q3	Q2	Q1

Oil (Mbbls/d)	54	158.9	194.1	170.9	142.4	127.3	131.6	132.0	133.4	132.8	128.3
NGLs - Plant Condensate (Mbbls/d)	15	42.9	46.1	43.3	43.5	38.7	44.0	42.7	46.0	42.6	44.6
Oil & Plant Condensate (Mbbls/d)	69	201.8	240.2	214.2	185.9	166.0	175.6	174.7	179.4	175.4	172.9
Butane (Mbbls/d)	7	21.1	21.7	20.4	23.2	19.1	19.3	19.0	19.8	19.8	18.7
Propane (Mbbls/d)	12	33.7	35.2	33.2	34.9	31.3	31.5	32.2	31.0	31.3	31.3
Ethane (Mbbls/d)	12	35.4	34.0	33.1	38.7	35.8	34.7	37.5	36.1	35.9	29.2
NGLs - Other (Mbbls/d)	31	90.2	90.9	86.7	96.8	86.2	85.5	88.7	86.9	87.0	79.2
Oil & NGLs (Mbbls/d)	100	292.0	331.1	300.9	282.7	252.2	261.1	263.4	266.3	262.4	252.1

Natural Gas (MMcf/d)		1,642	1,645	1,625	1,743	1,555	1,494	1,561	1,500	1,426	1,487

Total (MBOE/d)		565.6	605.2	571.8	573.0	511.4	510.0	523.6	516.3	500.0	499.9

Production Volumes by Segment

	2023					2022
(average)	Year	Q4	Q3	Q2	Q1	Year	Q4	Q3	Q2	Q1

Oil (Mbbls/d)
USA Operations	158.8	194.0	170.8	142.4	127.2	131.5	131.9	133.3	132.7	128.2
Canadian Operations	0.1	0.1	0.1	-	0.1	0.1	0.1	0.1	0.1	0.1
	158.9	194.1	170.9	142.4	127.3	131.6	132.0	133.4	132.8	128.3

NGLs - Plant Condensate (Mbbls/d)
USA Operations	10.9	11.3	11.2	10.5	10.6	10.4	11.0	11.1	10.1	9.2
Canadian Operations	32.0	34.8	32.1	33.0	28.1	33.6	31.7	34.9	32.5	35.4
	42.9	46.1	43.3	43.5	38.7	44.0	42.7	46.0	42.6	44.6

Oil & Plant Condensate (Mbbls/d)
USA Operations	169.7	205.3	182.0	152.9	137.8	141.9	142.9	144.4	142.8	137.4
Canadian Operations	32.1	34.9	32.2	33.0	28.2	33.7	31.8	35.0	32.6	35.5
	201.8	240.2	214.2	185.9	166.0	175.6	174.7	179.4	175.4	172.9

NGLs - Other (Mbbls/d)
USA Operations	74.6	74.6	71.8	78.1	73.7	71.7	75.1	74.1	72.6	64.8
Canadian Operations	15.6	16.3	14.9	18.7	12.5	13.8	13.6	12.8	14.4	14.4
	90.2	90.9	86.7	96.8	86.2	85.5	88.7	86.9	87.0	79.2

NGLs - Total (Mbbls/d)
USA Operations	85.5	85.9	83.0	88.6	84.3	82.1	86.1	85.2	82.7	74.0
Canadian Operations	47.6	51.1	47.0	51.7	40.6	47.4	45.3	47.7	46.9	49.8
	133.1	137.0	130.0	140.3	124.9	129.5	131.4	132.9	129.6	123.8

Oil & NGLs (Mbbls/d)
USA Operations	244.3	279.9	253.8	231.0	211.5	213.6	218.0	218.5	215.4	202.2
Canadian Operations	47.7	51.2	47.1	51.7	40.7	47.5	45.4	47.8	47.0	49.9
	292.0	331.1	300.9	282.7	252.2	261.1	263.4	266.3	262.4	252.1

Natural Gas (MMcf/d)
USA Operations	517	524	508	530	507	492	506	502	485	475
Canadian Operations	1,125	1,121	1,117	1,213	1,048	1,002	1,055	998	941	1,012
	1,642	1,645	1,625	1,743	1,555	1,494	1,561	1,500	1,426	1,487

Total (MBOE/d)
USA Operations	330.4	367.1	338.5	319.2	296.1	295.5	302.3	302.1	296.1	281.3
Canadian Operations	235.2	238.1	233.3	253.8	215.3	214.5	221.3	214.2	203.9	218.6
	565.6	605.2	571.8	573.0	511.4	510.0	523.6	516.3	500.0	499.9

Ovintiv Inc.	2	Supplemental Information (prepared in US$)

Fourth quarter report

for the year ended December 31, 2023

Supplemental Financial & Operating Information (unaudited)

Results of Operations

Revenues and Realized Gains (Losses) on Risk Management

	2023					2022
(US$ millions)	Year	Q4	Q3	Q2	Q1	Year	Q4	Q3	Q2	Q1

USA Operations

Revenues, excluding Realized Gains (Losses) on Risk Management (1)
Oil	4,431	1,372	1,267	944	848	4,524	995	1,143	1,311	1,075
NGLs (2)	676	170	174	149	183	1,045	198	270	311	266
Natural Gas	458	114	103	86	155	1,108	251	349	302	206
	5,565	1,656	1,544	1,179	1,186	6,677	1,444	1,762	1,924	1,547
Realized Gains (Losses) on Risk Management (3)
Oil	(24)	(5)	(19)	-	-	(594)	(75)	(141)	(235)	(143)
NGLs (2)	-	-	-	-	-	-	-	-	-	-
Natural Gas	33	11	15	5	2	(529)	(122)	(183)	(148)	(76)
	9	6	(4)	5	2	(1,123)	(197)	(324)	(383)	(219)

Canadian Operations

Revenues, excluding Realized Gains (Losses) on Risk Management (1)
Oil	3	1	2	-	-	3	1	1	1	-
NGLs (2)	1,023	284	258	245	236	1,358	290	326	382	360
Natural Gas	1,186	267	244	222	453	2,104	550	562	577	415
	2,212	552	504	467	689	3,465	841	889	960	775
Realized Gains (Losses) on Risk Management (3)
Oil	-	-	-	-	-	-	-	-	-	-
NGLs (2)	1	1	-	-	-	(125)	(16)	(26)	(51)	(32)
Natural Gas	(54)	11	13	-	(78)	(1,366)	(324)	(471)	(374)	(197)
	(53)	12	13	-	(78)	(1,491)	(340)	(497)	(425)	(229)

(1) Excludes other revenues with no associated production volumes, but includes intercompany marketing fees transacted between the Company’s operating segments.

(2) Includes plant condensate.

(3) Excludes realized gains or losses from other derivative contracts with no associated production volumes and foreign exchange risk management positions.

Ovintiv Inc.	3	Supplemental Information (prepared in US$)

Fourth quarter report

for the year ended December 31, 2023

Supplemental Financial & Operating Information (unaudited)

Results of Operations (continued)

Per-Unit Results, Excluding the Impact of Realized Gains (Losses) on Risk Management (1)

	2023					2022
(US$/BOE)	Year	Q4	Q3	Q2	Q1	Year	Q4	Q3	Q2	Q1

Total USA Operations Netback
Price	46.15	49.03	49.62	40.56	44.52	61.91	51.96	63.44	71.39	61.08
Production, mineral and other taxes	2.71	2.65	2.71	2.49	3.01	3.72	3.23	3.83	4.25	3.56
Transportation and processing	4.54	3.80	3.98	5.10	5.51	5.80	5.81	6.14	5.91	5.31
Operating	6.15	5.85	6.66	5.73	6.39	5.99	6.05	6.73	5.53	5.58
Netback	32.75	36.73	36.27	27.24	29.61	46.40	36.87	46.74	55.70	46.63

Total Canadian Operations Netback
Price	25.76	25.21	23.46	20.26	35.50	44.26	41.30	45.11	51.70	39.44
Production, mineral and other taxes	0.18	0.16	0.24	0.14	0.19	0.18	0.19	0.12	0.15	0.19
Transportation and processing	12.29	11.65	12.36	11.57	13.80	12.80	12.85	13.01	13.67	11.72
Operating	1.04	1.38	1.30	0.10	1.50	1.62	1.52	1.69	1.35	1.90
Netback	12.25	12.02	9.56	8.45	20.01	29.66	26.74	30.29	36.53	25.63

Total Operations Netback
Price	37.67	39.66	38.95	31.56	40.72	54.49	47.45	55.83	63.36	51.62
Production, mineral and other taxes	1.66	1.67	1.70	1.43	1.83	2.23	1.95	2.29	2.58	2.08
Transportation and processing	7.76	6.89	7.40	7.97	9.00	8.75	8.78	8.99	9.08	8.12
Operating	4.03	4.09	4.48	3.23	4.33	4.15	4.13	4.64	3.83	3.98
Netback	24.22	27.01	25.37	18.93	25.56	39.36	32.59	39.91	47.87	37.44

(1) Netback is a common metric used in the oil and gas industry to measure operating performance on a per-unit basis and is considered a non-GAAP measure. The netbacks disclosed above have been calculated on a BOE basis using upstream product revenues, excluding the impact of realized gains and losses on risk management, less costs associated with delivering the product to market, including production, mineral and other taxes, transportation and processing expense and operating expense. For additional information regarding non-GAAP measures, including Netback reconciliations, see the Non-GAAP Definitions and Reconciliations document following this Supplemental Information report.

Other Per-unit Results

	2023					2022
(US$/BOE)	Year	Q4	Q3	Q2	Q1	Year	Q4	Q3	Q2	Q1

Administrative Expense	1.91	1.57	1.53	3.23	1.25	2.27	2.17	2.16	1.56	3.20
Administrative Expense, Excluding Long-Term Incentive,
Transaction and Legal Costs, and Current Expected
Credit Losses (1)	1.35	1.36	1.27	1.28	1.52	1.39	1.35	1.39	1.36	1.48

(1) Transaction costs refer to costs primarily incurred to facilitate the Permian Acquisition as defined in Note 9 of the Consolidated Financial Statements included in Part II, Item 8 of Ovintiv’s Annual Report on Form 10-K.

Ovintiv Inc.	4	Supplemental Information (prepared in US$)

Fourth quarter report

for the year ended December 31, 2023

Supplemental Oil and Gas Operating Statistics (unaudited)

Operating Statistics

Per-Unit Prices, Excluding the Impact of Realized Gains (Losses) on Risk Management

	2023					2022
(US$)	Year	Q4	Q3	Q2	Q1	Year	Q4	Q3	Q2	Q1

Oil Price ($/bbl)
USA Operations	76.46	76.91	80.69	72.83	74.06	94.25	82.08	93.22	108.58	93.16
Canadian Operations	81.59	75.10	100.64	-	71.44	87.28	81.48	82.86	100.11	82.80
Total Operations	76.46	76.91	80.70	72.83	74.06	94.25	82.08	93.21	108.57	93.15

NGLs - Plant Condensate Price ($/bbl)
USA Operations	58.53	57.24	59.96	55.09	61.84	73.22	57.95	66.62	86.56	85.09
Canadian Operations	74.52	74.65	75.67	70.99	77.22	93.22	82.41	86.65	107.78	96.22
Total Operations	70.46	70.38	71.61	67.14	73.01	88.52	76.14	81.82	102.74	93.93

Oil & Plant Condensate Price ($/bbl)
USA Operations	75.31	75.83	79.42	71.61	73.12	92.72	80.24	91.18	107.02	92.62
Canadian Operations	74.54	74.65	75.75	70.99	77.21	93.20	82.41	86.64	107.76	96.19
Total Operations	75.19	75.66	78.86	71.50	73.81	92.81	80.63	90.29	107.16	93.35

NGLs - Other Price ($/bbl)
USA Operations	16.27	16.21	16.91	13.43	18.73	29.35	20.03	29.82	34.88	33.55
Canadian Operations	26.78	30.94	25.50	18.62	35.17	42.39	39.07	41.12	47.84	41.23
Total Operations	18.09	18.85	18.39	14.43	21.11	31.45	22.95	31.49	37.03	34.94

NGLs - Total Price ($/bbl)
USA Operations	21.66	21.61	22.72	18.39	24.14	34.88	24.85	34.61	41.21	39.95
Canadian Operations	58.89	60.71	59.76	52.05	64.31	78.44	69.42	74.41	89.37	80.36
Total Operations	34.98	36.20	36.11	30.78	37.19	50.84	40.22	48.91	58.64	56.21

Oil & NGLs Price ($/bbl)
USA Operations	57.29	59.94	61.73	51.94	54.16	71.44	59.49	70.37	82.70	73.68
Canadian Operations	58.93	60.75	59.84	52.06	64.32	78.46	69.44	74.43	89.39	80.37
Total Operations	57.55	60.06	61.43	51.96	55.80	72.72	61.20	71.10	83.90	75.00

Natural Gas Price ($/Mcf)
USA Operations	2.43	2.34	2.22	1.79	3.40	6.18	5.42	7.55	6.87	4.82
Canadian Operations	2.89	2.58	2.38	2.02	4.80	5.75	5.67	6.11	6.73	4.56
Total Operations	2.74	2.50	2.33	1.95	4.34	5.89	5.59	6.60	6.78	4.64

Total Price ($/BOE)
USA Operations	46.15	49.03	49.62	40.56	44.52	61.91	51.96	63.44	71.39	61.08
Canadian Operations	25.76	25.21	23.46	20.26	35.50	44.26	41.30	45.11	51.70	39.44
Total Operations	37.67	39.66	38.95	31.56	40.72	54.49	47.45	55.83	63.36	51.62

Ovintiv Inc.	5	Supplemental Information (prepared in US$)

Fourth quarter report

for the year ended December 31, 2023

Supplemental Oil and Gas Operating Statistics (unaudited)

Operating Statistics (continued)

Per-unit Impact of Realized Gains (Losses) on Risk Management

	2023					2022
(US$)	Year	Q4	Q3	Q2	Q1	Year	Q4	Q3	Q2	Q1

Oil ($/bbl)
USA Operations	(0.40)	(0.27)	(1.18)	-	-	(12.38)	(6.24)	(11.48)	(19.42)	(12.43)
Canadian Operations	-	-	-	-	-	-	-	-	-	-
Total Operations	(0.40)	(0.27)	(1.18)	-	-	(12.37)	(6.23)	(11.47)	(19.41)	(12.41)

NGLs - Plant Condensate ($/bbl)
USA Operations	-	-	-	-	-	-	-	-	-	-
Canadian Operations	0.09	0.10	-	-	-	(10.15)	(5.57)	(8.02)	(17.14)	(10.06)
Total Operations	0.05	0.08	-	-	-	(7.78)	(4.13)	(6.09)	(13.07)	(7.99)

Oil & Plant Condensate ($/bbl)
USA Operations	(0.38)	(0.25)	(1.12)	-	-	(11.48)	(5.76)	(10.60)	(18.05)	(11.59)
Canadian Operations	-	-	-	-	-	(10.13)	(5.56)	(8.00)	(17.10)	(10.03)
Total Operations	(0.31)	(0.20)	(0.92)	-	-	(11.22)	(5.72)	(10.09)	(17.87)	(11.27)

NGLs - Other ($/bbl)
USA Operations	-	-	-	-	-	-	-	-	-	-
Canadian Operations	-	-	-	-	-	-	-	-	-	-
Total Operations	-	-	-	-	-	-	-	-	-	-

NGLs - Total ($/bbl)
USA Operations	-	-	-	-	-	-	-	-	-	-
Canadian Operations	-	-	-	-	-	(7.20)	(3.89)	(5.86)	(11.87)	(7.16)
Total Operations	-	-	-	-	-	(2.64)	(1.34)	(2.10)	(4.30)	(2.88)

Oil & NGLs ($/bbl)
USA Operations	(0.27)	(0.19)	(0.80)	-	-	(7.62)	(3.78)	(7.00)	(11.96)	(7.88)
Canadian Operations	-	-	-	-	-	(7.19)	(3.89)	(5.85)	(11.85)	(7.14)
Total Operations	(0.21)	(0.14)	(0.66)	-	-	(7.55)	(3.79)	(6.80)	(11.94)	(7.74)

Natural Gas ($/Mcf)
USA Operations	0.17	0.23	0.32	0.10	0.03	(2.94)	(2.57)	(3.97)	(3.39)	(1.78)
Canadian Operations	(0.13)	0.11	0.12	-	(0.82)	(3.74)	(3.35)	(5.12)	(4.35)	(2.16)
Total Operations	(0.03)	0.15	0.18	0.03	(0.54)	(3.47)	(3.10)	(4.75)	(4.00)	(2.04)

Total ($/BOE)
USA Operations	0.07	0.18	(0.12)	0.17	0.05	(10.50)	(7.00)	(11.68)	(14.24)	(8.66)
Canadian Operations	(0.60)	0.56	0.60	-	(3.97)	(18.91)	(16.80)	(25.19)	(22.62)	(11.65)
Total Operations	(0.21)	0.33	0.17	0.10	(1.64)	(14.04)	(11.14)	(17.28)	(17.66)	(9.97)

Ovintiv Inc.	6	Supplemental Information (prepared in US$)

Fourth quarter report

for the year ended December 31, 2023

Supplemental Oil and Gas Operating Statistics (unaudited)

Operating Statistics (continued)

Per-Unit Results, Including the Impact of Realized Gains (Losses) on Risk Management

	2023					2022
(US$)	Year	Q4	Q3	Q2	Q1	Year	Q4	Q3	Q2	Q1

Oil Price ($/bbl)
USA Operations	76.06	76.64	79.51	72.83	74.06	81.87	75.84	81.74	89.16	80.73
Canadian Operations	81.59	75.10	100.64	-	71.44	87.28	81.48	82.86	100.11	82.80
Total Operations	76.06	76.64	79.52	72.83	74.06	81.88	75.85	81.74	89.16	80.74

NGLs - Plant Condensate Price ($/bbl)
USA Operations	58.53	57.24	59.96	55.09	61.84	73.22	57.95	66.62	86.56	85.09
Canadian Operations	74.61	74.75	75.67	70.99	77.22	83.07	76.84	78.63	90.64	86.16
Total Operations	70.51	70.46	71.61	67.14	73.01	80.74	72.01	75.73	89.67	85.94

Oil & Plant Condensate Price ($/bbl)
USA Operations	74.93	75.58	78.30	71.61	73.12	81.24	74.48	80.58	88.97	81.03
Canadian Operations	74.54	74.65	75.75	70.99	77.21	83.07	76.85	78.64	90.66	86.16
Total Operations	74.88	75.46	77.94	71.50	73.81	81.59	74.91	80.20	89.29	82.08

NGLs - Other Price ($/bbl)
USA Operations	16.27	16.21	16.91	13.43	18.73	29.35	20.03	29.82	34.88	33.55
Canadian Operations	26.78	30.94	25.50	18.62	35.17	42.39	39.07	41.12	47.84	41.23
Total Operations	18.09	18.85	18.39	14.43	21.11	31.45	22.95	31.49	37.03	34.94

NGLs - Total Price ($/bbl)
USA Operations	21.66	21.61	22.72	18.39	24.14	34.88	24.85	34.61	41.21	39.95
Canadian Operations	58.89	60.71	59.76	52.05	64.31	71.24	65.53	68.55	77.50	73.20
Total Operations	34.98	36.20	36.11	30.78	37.19	48.20	38.88	46.81	54.34	53.33

Oil & NGLs Price ($/bbl)
USA Operations	57.02	59.75	60.93	51.94	54.16	63.82	55.71	63.37	70.74	65.80
Canadian Operations	58.93	60.75	59.84	52.06	64.32	71.27	65.55	68.58	77.54	73.23
Total Operations	57.34	59.92	60.77	51.96	55.80	65.17	57.41	64.30	71.96	67.26

Natural Gas Price ($/Mcf)
USA Operations	2.60	2.57	2.54	1.89	3.43	3.24	2.85	3.58	3.48	3.04
Canadian Operations	2.76	2.69	2.50	2.02	3.98	2.01	2.32	0.99	2.38	2.40
Total Operations	2.71	2.65	2.51	1.98	3.80	2.42	2.49	1.85	2.78	2.60

Total Price ($/BOE)
USA Operations	46.22	49.21	49.50	40.73	44.57	51.41	44.96	51.76	57.15	52.42
Canadian Operations	25.16	25.77	24.06	20.26	31.53	25.35	24.50	19.92	29.08	27.79
Total Operations	37.46	39.99	39.12	31.66	39.08	40.45	36.31	38.55	45.70	41.65

Total Netback ($/BOE)
USA Operations	32.82	36.91	36.15	27.41	29.66	35.90	29.87	35.06	41.46	37.97
Canadian Operations	11.65	12.58	10.16	8.45	16.04	10.75	9.94	5.10	13.91	13.98
Total Operations	24.01	27.34	25.54	19.03	23.92	25.32	21.45	22.63	30.21	27.47

Ovintiv Inc.	7	Supplemental Information (prepared in US$)

Fourth quarter report

for the year ended December 31, 2023

Supplemental Oil and Gas Operating Statistics (unaudited)

Results by Play

	2023					2022
(average)	Year	Q4	Q3	Q2	Q1	Year	Q4	Q3	Q2	Q1

Oil Production (Mbbls/d)

USA Operations
Permian	99.5	140.2	121.4	75.6	59.6	62.7	65.4	60.8	62.6	61.8
Anadarko	30.6	26.8	30.2	32.4	33.1	35.5	34.4	35.9	36.5	35.4
Uinta	19.1	26.8	18.9	17.8	12.8	17.9	15.4	19.9	19.6	16.6
Bakken (1)	9.4	-	-	16.4	21.5	15.3	16.5	16.5	14.0	14.3
Other (2)	0.2	0.2	0.3	0.2	0.2	0.1	0.2	0.2	-	0.1
Total USA Operations	158.8	194.0	170.8	142.4	127.2	131.5	131.9	133.3	132.7	128.2

Canadian Operations
Montney	0.1	0.1	0.1	-	0.1	0.1	0.1	0.1	0.1	0.1
Other (2)	-	-	-	-	-	-	-	-	-	-
Total Canadian Operations	0.1	0.1	0.1	-	0.1	0.1	0.1	0.1	0.1	0.1

Total	158.9	194.1	170.9	142.4	127.3	131.6	132.0	133.4	132.8	128.3

NGLs - Plant Condensate Production (Mbbls/d)

USA Operations
Permian	4.1	4.9	4.6	3.7	3.0	3.1	3.2	3.4	3.1	2.7
Anadarko	5.9	6.0	6.1	5.6	5.8	5.9	6.2	6.3	5.7	5.4
Uinta	0.3	0.4	0.4	0.2	0.2	0.2	0.4	0.2	0.2	0.2
Bakken (1)	0.6	-	-	0.9	1.5	1.1	1.1	1.2	1.1	0.9
Other (2)	-	-	0.1	0.1	0.1	0.1	0.1	-	-	-
Total USA Operations	10.9	11.3	11.2	10.5	10.6	10.4	11.0	11.1	10.1	9.2

Canadian Operations
Montney	32.0	34.8	32.1	33.0	28.1	33.6	31.7	34.9	32.5	35.3
Other (2)	-	-	-	-	-	-	-	-	-	0.1
Total Canadian Operations	32.0	34.8	32.1	33.0	28.1	33.6	31.7	34.9	32.5	35.4

Total	42.9	46.1	43.3	43.5	38.7	44.0	42.7	46.0	42.6	44.6

Oil & Plant Condensate Production (Mbbls/d)

USA Operations
Permian	103.6	145.1	126.0	79.3	62.6	65.8	68.6	64.2	65.7	64.5
Anadarko	36.5	32.8	36.3	38.0	38.9	41.4	40.6	42.2	42.2	40.8
Uinta	19.4	27.2	19.3	18.0	13.0	18.1	15.8	20.1	19.8	16.8
Bakken (1)	10.0	-	-	17.3	23.0	16.4	17.6	17.7	15.1	15.2
Other (2)	0.2	0.2	0.4	0.3	0.3	0.2	0.3	0.2	-	0.1
Total USA Operations	169.7	205.3	182.0	152.9	137.8	141.9	142.9	144.4	142.8	137.4

Canadian Operations
Montney	32.1	34.9	32.2	33.0	28.2	33.7	31.8	35.0	32.6	35.4
Other (2)	-	-	-	-	-	-	-	-	-	0.1
Total Canadian Operations	32.1	34.9	32.2	33.0	28.2	33.7	31.8	35.0	32.6	35.5

Total	201.8	240.2	214.2	185.9	166.0	175.6	174.7	179.4	175.4	172.9

(1) Production volumes associated with Bakken were included in USA Operations until the asset was divested on June 12, 2023.

(2) Other Operations includes production volumes from plays that are not part of the Company’s current focus.

Ovintiv Inc.	8	Supplemental Information (prepared in US$)

Fourth quarter report

for the year ended December 31, 2023

Supplemental Oil and Gas Operating Statistics (unaudited)

Results by Play (continued)

	2023					2022
(average)	Year	Q4	Q3	Q2	Q1	Year	Q4	Q3	Q2	Q1

NGLs - Other Production (Mbbls/d)

USA Operations
Permian	33.0	39.0	35.1	31.0	26.8	26.3	27.0	26.8	26.2	25.4
Anadarko	36.3	33.7	35.2	37.8	38.5	37.3	39.3	38.6	38.2	32.7
Uinta	1.2	1.8	1.2	1.1	0.7	0.9	0.9	1.0	0.8	0.7
Bakken (1)	4.0	-	-	8.1	7.7	7.1	7.9	7.6	7.3	5.9
Other (2)	0.1	0.1	0.3	0.1	-	0.1	-	0.1	0.1	0.1
Total USA Operations	74.6	74.6	71.8	78.1	73.7	71.7	75.1	74.1	72.6	64.8

Canadian Operations
Montney	15.6	16.3	14.9	18.7	12.5	13.8	13.6	12.8	14.4	14.4
Other (2)	-	-	-	-	-	-	-	-	-	-
Total Canadian Operations	15.6	16.3	14.9	18.7	12.5	13.8	13.6	12.8	14.4	14.4

Total	90.2	90.9	86.7	96.8	86.2	85.5	88.7	86.9	87.0	79.2

NGLs - Total Production (Mbbls/d)

USA Operations
Permian	37.1	43.9	39.7	34.7	29.8	29.4	30.2	30.2	29.3	28.1
Anadarko	42.2	39.7	41.3	43.4	44.3	43.2	45.5	44.9	43.9	38.1
Uinta	1.5	2.2	1.6	1.3	0.9	1.1	1.3	1.2	1.0	0.9
Bakken (1)	4.6	-	-	9.0	9.2	8.2	9.0	8.8	8.4	6.8
Other (2)	0.1	0.1	0.4	0.2	0.1	0.2	0.1	0.1	0.1	0.1
Total USA Operations	85.5	85.9	83.0	88.6	84.3	82.1	86.1	85.2	82.7	74.0

Canadian Operations
Montney	47.6	51.1	47.0	51.7	40.6	47.4	45.3	47.7	46.9	49.7
Other (2)	-	-	-	-	-	-	-	-	-	0.1
Total Canadian Operations	47.6	51.1	47.0	51.7	40.6	47.4	45.3	47.7	46.9	49.8

Total	133.1	137.0	130.0	140.3	124.9	129.5	131.4	132.9	129.6	123.8

Oil & NGLs Production (Mbbls/d)

USA Operations
Permian	136.6	184.1	161.1	110.3	89.4	92.1	95.6	91.0	91.9	89.9
Anadarko	72.8	66.5	71.5	75.8	77.4	78.7	79.9	80.8	80.4	73.5
Uinta	20.6	29.0	20.5	19.1	13.7	19.0	16.7	21.1	20.6	17.5
Bakken (1)	14.0	-	-	25.4	30.7	23.5	25.5	25.3	22.4	21.1
Other (2)	0.3	0.3	0.7	0.4	0.3	0.3	0.3	0.3	0.1	0.2
Total USA Operations	244.3	279.9	253.8	231.0	211.5	213.6	218.0	218.5	215.4	202.2

Canadian Operations
Montney	47.7	51.2	47.1	51.7	40.7	47.5	45.4	47.8	47.0	49.8
Other (2)	-	-	-	-	-	-	-	-	-	0.1
Total Canadian Operations	47.7	51.2	47.1	51.7	40.7	47.5	45.4	47.8	47.0	49.9

Total	292.0	331.1	300.9	282.7	252.2	261.1	263.4	266.3	262.4	252.1

(1) Production volumes associated with Bakken were included in USA Operations until the asset was divested on June 12, 2023.

(2) Other Operations includes production volumes from plays that are not part of the Company’s current focus.

Ovintiv Inc.	9	Supplemental Information (prepared in US$)

Fourth quarter report

for the year ended December 31, 2023

Supplemental Oil and Gas Operating Statistics (unaudited)

Results by Play (continued)

	2023					2022
(average)	Year	Q4	Q3	Q2	Q1	Year	Q4	Q3	Q2	Q1

Natural Gas Production (MMcf/d)

USA Operations
Permian	185	213	195	171	158	149	156	149	146	145
Anadarko	283	277	285	289	281	286	286	290	287	279
Uinta	22	30	24	20	15	16	19	16	15	13
Bakken (1)	23	-	-	44	49	36	39	41	32	32
Other (2)	4	4	4	6	4	5	6	6	5	6
Total USA Operations	517	524	508	530	507	492	506	502	485	475

Canadian Operations
Montney	1,095	1,094	1,092	1,177	1,017	970	1,023	970	907	978
Other (2)	30	27	25	36	31	32	32	28	34	34
Total Canadian Operations	1,125	1,121	1,117	1,213	1,048	1,002	1,055	998	941	1,012

Total	1,642	1,645	1,625	1,743	1,555	1,494	1,561	1,500	1,426	1,487

Total Production (MBOE/d)

USA Operations
Permian	167.3	219.5	193.9	138.9	115.8	117.0	121.7	115.9	116.2	114.0
Anadarko	119.9	112.8	119.0	124.0	124.2	126.3	127.6	129.1	128.2	120.1
Uinta	24.3	33.9	24.4	22.4	16.3	21.6	19.8	23.6	23.0	19.7
Bakken (1)	17.9	-	-	33.0	38.8	29.6	32.0	32.1	27.7	26.4
Other (2)	1.0	0.9	1.2	0.9	1.0	1.0	1.2	1.4	1.0	1.1
Total USA Operations	330.4	367.1	338.5	319.2	296.1	295.5	302.3	302.1	296.1	281.3

Canadian Operations
Montney	230.2	233.6	229.1	247.8	210.1	209.1	215.8	209.5	198.2	212.9
Other (2)	5.0	4.5	4.2	6.0	5.2	5.4	5.5	4.7	5.7	5.7
Total Canadian Operations	235.2	238.1	233.3	253.8	215.3	214.5	221.3	214.2	203.9	218.6

Total	565.6	605.2	571.8	573.0	511.4	510.0	523.6	516.3	500.0	499.9

(1) Production volumes associated with Bakken were included in USA Operations until the asset was divested on June 12, 2023.

(2) Other Operations includes total production volumes from plays that are not part of the Company’s current focus. Canadian Other Operations primarily includes natural gas volumes in Horn River.

Ovintiv Inc.	10	Supplemental Information (prepared in US$)

Fourth quarter report

for the year ended December 31, 2023

Supplemental Oil and Gas Operating Statistics (unaudited)

Results by Play (continued)

	2023					2022
(US$ millions)	Year	Q4	Q3	Q2	Q1	Year	Q4	Q3	Q2	Q1

Capital Expenditures, Excluding Capitalized Internal Costs

USA Operations
Permian	1,360	335	524	295	206	632	130	181	165	156
Anadarko	180	24	3	55	98	375	55	99	118	103
Uinta	396	123	136	76	61	117	3	27	58	29
Bakken (1)	105	(2)	-	42	65	243	73	81	42	47
Other (2)	7	2	3	1	1	7	3	-	2	2
Total USA Operations	2,048	482	666	469	431	1,374	264	388	385	337

Canadian Operations
Montney	544	127	130	152	135	295	50	81	97	67
Other (2)	(2)	-	-	-	(2)	5	-	7	(2)	-
Total Canadian Operations	542	127	130	152	133	300	50	88	95	67

Total Capital Expenditures, Excluding Capitalized Internal Costs	2,590	609	796	621	564	1,674	314	476	480	404

Capitalized Directly Attributable Internal Costs

USA Operations
Permian	83	29	16	19	19	60	15	15	13	17
Anadarko	21	5	5	4	7	31	9	7	7	8
Uinta	31	9	8	7	7	9	3	1	2	3
Bakken (1)	5	-	-	2	3	18	4	5	4	5
Other (2)	1	-	-	1	-	1	-	-	(1)	2
Total USA Operations	141	43	29	33	36	119	31	28	25	35

Canadian Operations
Montney	6	6	6	(15)	9	33	10	7	5	11
Other (2)	1	1	-	-	-	1	-	-	1	-
Total Canadian Operations	7	7	6	(15)	9	34	10	7	6	11

Total Capitalized Directly Attributable Internal Costs	148	50	35	18	45	153	41	35	31	46

Total Capital Expenditures

USA Operations
Permian	1,443	364	540	314	225	692	145	196	178	173
Anadarko	201	29	8	59	105	406	64	106	125	111
Uinta	427	132	144	83	68	126	6	28	60	32
Bakken (1)	110	(2)	-	44	68	261	77	86	46	52
Other (2)	8	2	3	2	1	8	3	-	1	4
Total USA Operations	2,189	525	695	502	467	1,493	295	416	410	372

Canadian Operations
Montney	550	133	136	137	144	328	60	88	102	78
Other (2)	(1)	1	-	-	(2)	6	-	7	(1)	-
Total Canadian Operations	549	134	136	137	142	334	60	95	101	78

Corporate & Other	6	1	3	1	1	4	3	-	-	1
Total Capital Expenditures	2,744	660	834	640	610	1,831	358	511	511	451
Net Acquisitions & (Divestitures)	(495)	(27)	47	(702)	187	58	254	(213)	3	14
Net Capital Investment	2,249	633	881	(62)	797	1,889	612	298	514	465

(1) Capital expenditures associated with Bakken were included in USA Operations until the asset was divested on June 12, 2023.

(2) Other Operations includes capital expenditures in plays that are not part of the Company’s current focus.

Ovintiv Inc.	11	Supplemental Information (prepared in US$)

Fourth quarter report

for the year ended December 31, 2023

Supplemental Oil and Gas Operating Statistics (unaudited)

Results by Play (continued)

	2023					2022
	Year	Q4	Q3	Q2	Q1	Year	Q4	Q3	Q2	Q1

Drilling Activity (net wells drilled)

USA Operations
Permian	113	25	45	26	17	62	15	18	16	13
Anadarko	11	-	2	2	7	54	10	13	18	13
Uinta	33	12	10	8	3	12	-	2	5	5
Bakken (1)	11	-	-	6	5	25	7	8	8	2
Total USA Operations	168	37	57	42	32	153	32	41	47	33

Canadian Operations
Montney	96	28	19	23	26	52	8	12	16	16
Other (2)	-	-	-	-	-	3	-	3	-	-
Total Canadian Operations	96	28	19	23	26	55	8	15	16	16

Total	264	65	76	65	58	208	40	56	63	49

Completions Activity (net wells on production)

USA Operations
Permian	184	60	83	27	14	66	16	21	11	18
Anadarko	25	4	1	7	13	57	8	16	15	18
Uinta	21	8	10	3	-	11	3	2	6	-
Bakken (1)	16	-	-	8	8	19	6	9	-	4
Total USA Operations	246	72	94	45	35	153	33	48	32	40

Canadian Operations
Montney	77	15	22	29	11	63	11	21	12	19
Total Canadian Operations	77	15	22	29	11	63	11	21	12	19

Total	323	87	116	74	46	216	44	69	44	59

(1) Net wells drilled and net wells on production associated with Bakken were included in USA Operations until the asset was divested on June 12, 2023.

(2) Other Operations includes net wells drilled in plays that are not part of the Company’s current focus.

Ovintiv Inc.	12	Supplemental Information (prepared in US$)

Ovintiv Inc.

Non-GAAP Definitions and Reconciliations

(unaudited)

For the year ended December 31, 2023

U.S. Dollar / U.S. Protocol

For the year ended December 31, 2023

(US$ millions, except per share amounts or as indicated)

Non-GAAP Cash Flow, Non-GAAP Cash Flow Per Share (CFPS) and Non-GAAP Free Cash Flow - Non-GAAP Cash Flow is defined as cash from (used in) operating activities excluding net change in other assets and liabilities, and net change in non-cash working capital. Non-GAAP CFPS is Non-GAAP Cash Flow divided by the weighted average number of shares of common stock outstanding. Non-GAAP Free Cash Flow is defined as Non-GAAP Cash Flow in excess of capital expenditures, excluding net acquisitions and divestitures. Management believes these measures are useful to the Company and its investors as a measure of operating and financial performance across periods and against other companies in the industry, and are an indication of the Company’s ability to generate cash to finance capital programs, to service debt and to meet other financial obligations. These measures are used, along with other measures, in the calculation of certain performance targets for the Company’s management and employees.

Non-GAAP Cash Flow	Q4 2023	YTD 2023

Cash from (used in) Operating Activities	$1,362	$4,167
Deduct (add back):
Net change in other assets and liabilities	(31)	(62)
Net change in non-cash working capital	156	330
Non-GAAP Cash Flow	$1,237	$3,899

Per Share - Basic	$4.54	$15.00
Per Share - Diluted	4.49	14.77

Non-GAAP Free Cash Flow

Non-GAAP Cash Flow	$1,237	$3,899
Deduct:
Capital expenditures	660	2,744
Non-GAAP Free Cash Flow	$577	$1,155

Non-GAAP Adjusted Earnings - is defined as Net Earnings (Loss) excluding non-cash items that management believes reduces the comparability of the Company’s financial performance between periods. These items may include, but are not limited to, unrealized gains/losses on risk management, impairments, non-operating foreign exchange gains/losses, and gains/losses on divestitures. Income taxes includes adjustments to normalize the effect of income taxes calculated using the estimated annual effective income tax rate. In addition, any valuation allowances are excluded in the calculation of income taxes.

Non-GAAP Adjusted Earnings	Q4 2023	YTD 2023

Net Earnings (Loss) Before Income Tax	$1,067	$2,510
Before-tax (Addition) Deduction:
Unrealized gain (loss) on risk management	326	194
Non-operating foreign exchange gain (loss)	(9)	(2)
Adjusted Earnings (Loss) Before Income Tax	750	2,318
Income tax expense (recovery)	103	508
Non-GAAP Adjusted Earnings	$647	$1,810

Per Share - Basic	$2.38	$6.96
Per Share - Diluted	2.35	6.86

Debt to Capitalization - Capitalization includes debt and total shareholders’ equity. Debt to Capitalization is monitored by management as an indicator of the Company’s overall financial strength.

Debt to Capitalization	YTD 2023

Long-Term Debt, Including Current Portion	$5,737
Total Shareholders' Equity	10,370
Capitalization	$16,107

Debt to Capitalization	36%

Ovintiv Inc.	1	Non-GAAP Definitions and Reconciliations

Debt to Adjusted Capitalization - Debt to Adjusted Capitalization is a non-GAAP measure and is a proxy for Ovintiv’s financial covenant under the Company’s credit facilities which require debt to adjusted capitalization to be less than 60 percent. Adjusted Capitalization includes debt, total shareholders’ equity and an equity adjustment for cumulative historical ceiling test impairments recorded as at December 31, 2011 in conjunction with the Company’s January 1, 2012 adoption of U.S. GAAP.

Debt to Adjusted Capitalization	YTD 2023

Long-Term Debt, Including Current Portion	$5,737
Total Shareholders' Equity	10,370
Equity Adjustment for Impairments at December 31, 2011	7,746
Adjusted Capitalization	$23,853

Debt to Adjusted Capitalization	24%

EBITDA, Debt to EBITDA, Adjusted EBITDA and Debt to Adjusted EBITDA (Leverage Ratio) - EBITDA is defined as trailing 12-month net earnings (loss) before income taxes, DD&A, and interest. Adjusted EBITDA is defined as EBITDA adjusted for impairments, accretion of asset retirement obligation, unrealized gains/losses on risk management, foreign exchange gains/losses, gains/losses on divestitures and other gains/losses. Debt to EBITDA and Debt to Adjusted EBITDA are non-GAAP measures monitored by management as an indicator of the Company’s overall financial strength.

	Q1 2023	Q2 2023	Q3 2023	Q4 2023	YTD 2023

Long-Term Debt, Including Current Portion					$5,737

Net Earnings (Loss)	$487	$336	$406	$856	$2,085
Add back (deduct):
Depreciation, depletion and amortization	364	419	486	556	1,825
Interest	71	80	98	106	355
Income tax expense (recovery)	126	101	(13)	211	425
EBITDA	$1,048	$936	$977	$1,729	$4,690

Debt to EBITDA (times)					1.2

	Q1 2023	Q2 2023	Q3 2023	Q4 2023	YTD 2023

Long-Term Debt, Including Current Portion					$5,737

Net Earnings (Loss)	$487	$336	$406	$856	$2,085
Add back (deduct):
Depreciation, depletion and amortization	364	419	486	556	1,825
Accretion of asset retirement obligation	5	4	5	5	19
Interest	71	80	98	106	355
Unrealized (gains) losses on risk management	(18)	(142)	292	(326)	(194)
Foreign exchange (gain) loss, net	(3)	25	(22)	19	19
Other (gains) losses, net	(3)	(11)	(2)	(4)	(20)
Income tax expense (recovery)	126	101	(13)	211	425
Adjusted EBITDA	$1,029	$812	$1,250	$1,423	$4,514

Debt to Adjusted EBITDA (times)					1.3

Operating Margin/Operating Netback - Product revenues less costs associated with delivering the product to market, including production, mineral and other taxes, transportation and processing and operating expenses. When presented on a per BOE basis, Operating Netback is defined as indicated divided by average barrels of oil equivalent sales volumes. Operating Margin/Operating Netback is used by management as an internal measure of the profitability of a play.

Upstream Operating Cash Flow, excluding Risk Management and Upstream Operating Free Cash Flow - Upstream Operating Cash Flow, excluding Risk Management is a measure that adjusts the USA and Canadian Operations revenues for production, mineral and other taxes, transportation and processing expense, operating expense and the impacts of realized risk management activities. It is calculated as total upstream operating income excluding upstream depreciation, depletion and amortization, and the impact of risk management activities. Upstream Operating Free Cash Flow is defined as Upstream Operating Cash Flow, excluding Risk Management, in excess of upstream capital investment, excluding net acquisitions and divestitures. Management monitors these measures as it reflects operating performance and measures the amount of cash generated from the Company’s upstream operations.

Ovintiv Inc.	2	Non-GAAP Definitions and Reconciliations

Netback Calculation

Netback is a common metric used in the oil and gas industry to measure operating performance on a per-unit basis and is considered a non-GAAP measure. The netbacks disclosed below have been calculated on a BOE basis using upstream product revenues, excluding the impact of realized gains and losses on risk management, less costs associated with delivering the product to market, including production, mineral and other taxes, transportation and processing expense and operating expense.

Selected Financial Data (1)

	2023					2022
(US$ millions)	Year	Q4	Q3	Q2	Q1	Year	Q4	Q3	Q2	Q1
USA Operations
Upstream Product Revenue (2,3)	5,565	1,656	1,544	1,179	1,186	6,677	1,444	1,762	1,924	1,547
Production, mineral and other taxes	327	90	84	73	80	401	90	106	115	90
Transportation and processing	547	128	124	148	147	626	162	170	159	135
Operating (4)	743	198	208	167	170	646	168	187	149	142
	3,948	1,240	1,128	791	789	5,004	1,024	1,299	1,501	1,180
Canadian Operations
Upstream Product Revenue (2,3)	2,212	552	504	467	689	3,465	841	889	960	775
Production, mineral and other taxes	15	3	5	3	4	14	4	3	3	4
Transportation and processing	1,056	256	265	268	267	1,002	261	257	253	231
Operating (4)	88	29	28	2	29	127	31	34	25	37
	1,053	264	206	194	389	2,322	545	595	679	503
Total Operations
Upstream Product Revenue (2,3)	7,777	2,208	2,048	1,646	1,875	10,142	2,285	2,651	2,884	2,322
Production, mineral and other taxes	342	93	89	76	84	415	94	109	118	94
Transportation and processing	1,603	384	389	416	414	1,628	423	427	412	366
Operating (4)	831	227	236	169	199	773	199	221	174	179
	5,001	1,504	1,334	985	1,178	7,326	1,569	1,894	2,180	1,683

(1)	Segmented financial information per the notes to Ovintiv's financial statements.
(2)	Excludes the impact of realized gains and losses on risk management.
(3)	Excludes service revenues, certain other revenues and royalty adjustments with no associated production volumes.
(4)	Excludes other operating expenses with no associated production volumes.

Sales Volumes (1)

	2023					2022
(BOE)	Year	Q4	Q3	Q2	Q1	Year	Q4	Q3	Q2	Q1
USA Operations	120,609,505	33,771,820	31,141,172	29,044,015	26,652,510	107,860,420	27,807,460	27,788,876	26,946,920	25,317,450
Canadian Operations	85,848,365	21,907,316	21,465,900	23,096,801	19,378,260	78,306,370	20,363,280	19,710,448	18,555,628	19,677,060
Total	206,457,870	55,679,136	52,607,072	52,140,816	46,030,770	186,166,790	48,170,740	47,499,324	45,502,548	44,994,510

(1)	Numbers may not add due to the calculation of volumes, which is based on sales volumes per day on a BOE basis times the number of days in the period.

Calculated Operating Netback, excluding the Impact of Realized Gains (Losses) on Risk Management (1)

	2023					2022
(US$/BOE)	Year	Q4	Q3	Q2	Q1	Year	Q4	Q3	Q2	Q1
Total USA Operations
Price	46.14	49.03	49.58	40.59	44.50	61.90	51.93	63.41	71.40	61.10
Production, mineral and other taxes	2.71	2.66	2.70	2.51	3.00	3.72	3.24	3.81	4.27	3.55
Transportation and processing	4.54	3.79	3.98	5.10	5.52	5.80	5.83	6.12	5.90	5.33
Operating	6.16	5.86	6.68	5.75	6.38	5.99	6.04	6.73	5.53	5.61
Netback	32.73	36.72	36.22	27.23	29.60	46.39	36.82	46.75	55.70	46.61
Total Canadian Operations
Price	25.77	25.20	23.48	20.22	35.56	44.25	41.30	45.10	51.74	39.39
Production, mineral and other taxes	0.17	0.14	0.23	0.13	0.21	0.18	0.20	0.15	0.16	0.20
Transportation and processing	12.30	11.69	12.35	11.60	13.78	12.80	12.82	13.04	13.63	11.74
Operating	1.03	1.32	1.30	0.09	1.50	1.62	1.52	1.72	1.35	1.88
Netback	12.27	12.05	9.60	8.40	20.07	29.65	26.76	30.19	36.59	25.56
Total Operations
Price	37.67	39.66	38.93	31.57	40.73	54.48	47.44	55.81	63.38	51.61
Production, mineral and other taxes	1.66	1.67	1.69	1.46	1.82	2.23	1.95	2.29	2.59	2.09
Transportation and processing	7.76	6.90	7.39	7.98	8.99	8.74	8.78	8.99	9.05	8.13
Operating	4.03	4.08	4.49	3.24	4.32	4.15	4.13	4.65	3.82	3.98
Netback	24.22	27.01	25.36	18.89	25.59	39.35	32.57	39.87	47.91	37.40

(1)

May not add due to rounding. Ovintiv calculates reported netbacks using whole dollars and sales volumes. Accordingly, the calculations above may differ from the reported netbacks due to the effects of rounding both dollars and volumes.

Ovintiv Inc.	3	Non-GAAP Definitions and Reconciliations